Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VisualMED Clinical Solutions Corp. (the "Company") on Form 10-QSB/A for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Gerard Dab, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 3rd day of March, 2005.

/s/ Gerald Dab
Gerard Dab
Chief Executive Officer